                                                                    EXHIBIT 10.2

                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT
                               AMENDING AGREEMENT

      THIS AGREEMENT is dated effective (the "Effective Date") of the 9th day of August 2004,

AMONG:

            ASPREVA PHARMACEUTICALS CORPORATION, a corporation incorporated under the laws of Canada and having its head office at Suite 1203, 4464 Markham Street, Victoria, B.C., Canada, V8Z 7X8, Facsimile No.
            (250) 744-2498 (the "CORPORATION")

AND:

            THE SHAREHOLDERS OF THE CORPORATION WHO HAVE EXECUTED THIS AGREEMENT

WHEREAS:

A. The Corporation and its shareholders (the "Shareholders") are parties to an amended and restated shareholders' agreement (the "Shareholders' Agreement") dated March 5, 2004;

B. Pursuant to Section 8.1 of the Shareholders' Agreement, no term or provision of the Shareholders' Agreement may be amended except by an instrument in writing duly signed by the Corporation and the Shareholders owning not less than 75% of the Common Shares (on a Fully Converted Basis) that are subject to the Shareholders' Agreement; provided however, that if the amendment affects the rights, restrictions or obligations of the Shareholders only, the Corporation need not execute such amending instrument. Notwithstanding the foregoing, an amendment of a term or provision of the Shareholders' Agreement shall be binding upon those Shareholders, if any, who did not execute the instrument providing for such amendment only upon providing notice thereof to such Shareholders;

C. The Shareholders executing this Agreement own in aggregate not less than 75% of the Common Shares (on a Fully Converted Basis); and

D.    The parties hereto wish to amend the Shareholders' Agreement.

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties), the parties hereby agree as follows:

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                                     - 2 -

1.    AMENDMENT TO SHAREHOLDERS' AGREEMENT

1.1 Section 7.1 of the Shareholders' Agreement is hereby deleted and replaced in its entirety with the following:

            "7.1 TRANSFERS RESTRICTED

            Except as expressly permitted by the terms of this Agreement, or as required by the Share Rights and Restrictions or as consented to by the Corporation and the Shareholders owning not less than 75% of the Common Shares (on a Fully Converted Basis) that are subject to this Agreement, and except for the Series A Shareholders to whom this
            Section 7.1 shall not apply provided that Sections 7.6, 7.7 and 7.8 are complied with, a Shareholder shall not, directly or indirectly, Transfer any Equity Securities (including but not restricted to any disposition by agreement, option, right or privilege capable of becoming an agreement or option)."

1.2 Section 7.14 of the Shareholders' Agreement is hereby deleted and replaced in its entirety with the following:

            "7.14 NO PLEDGING OF SHARES

            No Shareholder shall mortgage, pledge, charge, hypothecate or otherwise encumber its Shares or any part thereof without the prior written consent thereto of the Shareholders owning not less than 75% of the Common Shares (on a Fully Converted Basis) that are subject to this Agreement, which consent may be arbitrarily withheld without giving any reason therefor."

1.3 Section 12.12 of the Shareholders' Agreement is hereby deleted and replaced in its entirety with the following:

            "12.12 SUCCESSORS AND ASSIGNS

            Except as provided in Section 7.2 and except for the Series A Shareholders and Series A Investors who shall not be so restricted, no party shall be entitled to assign his, her or its rights under this agreement to any Person without the prior written approval of the Corporation and the Shareholders owning not less than 75% of the Common Shares (on a Fully Converted Basis) that are subject to this Agreement, provided that such consent shall not be unreasonably withheld. This Agreement shall be binding upon the successors and permitted assigns of the parties."

2.    CONFIRMATION OF SHAREHOLDERS' AGREEMENT

The parties hereto confirm that all other provisions of the Shareholders' Agreement are hereby confirmed and remain in full force and effect.

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                                     - 3 -

3.    TIME OF THE ESSENCE

Time shall be of the essence of this Agreement.

4.    GOVERNING LAW

This Agreement shall be exclusively construed and governed by the laws in force in British Columbia without regard to its conflicts of laws principles and the laws of Canada applicable thereto and the courts of British Columbia (and the Supreme Court of Canada, if necessary) shall have exclusive jurisdiction to hear and determine all disputes arising hereunder. Each of the parties hereto irrevocably attorns to the jurisdiction of said courts and consents to the commencement of proceedings in such courts. This paragraph shall not be construed to affect the rights of a party to enforce a judgment or award outside said province, including the right to record and enforce a judgment or award in any other jurisdiction.

5.    SUCCESSORS AND ASSIGNS

This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors and permitted assigns.

6.    ENTIRE AGREEMENT

This Agreement and the Shareholders' Agreement constitute together the entire agreement between the parties with respect to the subject matters contemplated therein, and supersede any previous communications, understandings and agreements between the parties regarding the subject matters contemplated therein, whether written or oral.

7.    COUNTERPARTS AND FACSIMILE.

This Agreement may be executed in one or more counterparts and delivered by facsimile, each of which when so executed will constitute an original and all of which together will constitute one and the same agreement.

8.    DEFINED TERMS

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Shareholders' Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement effective the Effective Date.

ASPREVA PHARMACEUTICALS CORPORATION

Per: /s/ RICHARD M. GLICKMAN
     ------------------------------
       Authorized Signatory

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                                     - 4 -

/s/ RICHARD GLICKMAN
-------------------------------------------
RICHARD GLICKMAN, holding 0.83% of the
Common Shares on a Fully Converted Basis

GLICKMAN FAMILY TRUST, holding 1.50%
of the Common Shares on a Fully Converted Basis

Per: /s/ RICHARD M. GLICKMAN
     --------------------------------------
      Authorized Signatory

-------------------------------------------

/s/ RICHARD GLICKMAN
-------------------------------------------
RICHARD GLICKMAN AND MICHELLE L. SMITH,
jointly holding 7.62% of the Common Shares
on a Fully Converted Basis

/s/ NOEL HALL
-------------------------------------------
NOEL HALL, holding 0.20% of the Common
Shares on a Fully Converted Basis

-------------------------------------------

/s/ NOEL HALL
-------------------------------------------
NOEL HALL AND SANDRA MACPHERSON,
jointly holding 9.09% of the Common Shares
on a Fully Converted Basis

HALL MACPHERSON FAMILY TRUST,
holding 0.50% of the Common Shares on a
Fully Converted Basis

Per: /s/ NOEL HALL
     --------------------------------------
       Authorized Signatory

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                                     - 5 -

/s/ MICHAEL HAYDEN
-------------------------------------------
MICHAEL HAYDEN, holding 2.39% of the
Common Shares on a Fully Converted Basis

/s/ S. HAYDEN
-------------------------------------------
SANDY HAYDEN, holding 2.27% of the Common
Shares on a Fully Converted Basis

HAYDEN FAMILY TRUST, holding 2.27% of
the Common Shares on a Fully Converted Basis

Per: /s/ S. HAYDEN
     -------------------------------------
       Authorized Signatory

GENWORKS INC., holding 2.27% of the
Common Shares on a Fully Converted Basis

Per: /s/ MICHAEL HAYDEN
     --------------------------------------
      Authorized Signatory

-------------------------------------------
ERICH MOHR, holding 2.49% of the Common
Shares on a Fully Converted Basis

GUNDYCO, in trust for Shelley Mohr holding
1.25% of the Common Shares on a Fully Converted
Basis

Per:
     --------------------------------------
      Authorized Signatory

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                                     - 6 -

/s/ CHRIS WAGNER
-------------------------------------------
CHRIS WAGNER, holding 0.75% of the Common
Shares on a Fully Converted Basis

/s/ K. HILDEBRAND
-------------------------------------------
KATHLEEN HILDEBRAND, holding 0.19% of the
Common Shares on a Fully Converted Basis

-------------------------------------------
TOBIAS GLICKMAN, holding 0.25% of the
Common Shares on a Fully Converted Basis

UNIVERSITY TECHNOLOGIES 1 (VCC) INC.,
holding 0.93% of the Common Shares on a
Fully Converted Basis

Per: /s/ M. SANDS
     --------------------------------------
      Authorized Signatory

NEO VENTURES INC., holding 0.75% of the
Common Shares on a Fully Converted Basis

Per: /s/ PETER G. BERRANG
     --------------------------------------
      Authorized Signatory

QWEST EMERGING BIOTECH (VCC) LTD.,
holding 1.01% of the Common Shares on a Fully
Converted Basis

Per: /s/ JAMES HEPPEL
     --------------------------------------
      Authorized Signatory

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                                     - 7 -

QUIMBY INVESTMENTS (VCC) LTD.,
holding 0.87% of the Common Shares on a Fully
Converted Basis

Per:
     -------------------------------------------
      Authorized Signatory

BOSA VENTURES CAPITAL CORP., holding
0.93% of the Common Shares on a Fully Converted
Basis

Per: /s/ BRETT SANDLER
     -------------------------------------------
      Authorized Signatory

/s/ REINHARD BAILDON
-------------------------------------------
REINHARD BAILDON, holding 1.50% of the
Common Shares on a Fully Converted Basis

HBM BIOVENTURES (CAYMAN) LTD.,
holding 5.58% of the Common Shares on a Fully
Converted Basis

Per:
     -------------------------------------------
      Authorized Signatory

ASPREVA INVESTORS FUNDING SRL,
holding on behalf of the Series A Investors below
43.71% of the Common Shares on a Fully
Converted Basis

Per: /s/ RONALD M. HUNT
     --------------------------------------
      Authorized Signatory

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                                     - 8 -

Aspreva Investors Funding SRL, by its Series A
Investors below (Section 8.1 of the Shareholders'
Agreement):

AXIOM VENTURE PARTNERS III, L.P.,
holding 1.74% of the Common Shares on a Fully
Converted Basis

Per: /s/ ALAN MENDELSON
     --------------------------------------
      Authorized Signatory

BIOTECHNOLOGY DEVELOPMENT FUND IV, L.P., holding 0.05% of the Common Shares on a Fully Converted Basis

Per:
     -------------------------------------------
      Authorized Signatory

BIOTECHNOLOGY DEVELOPMENT FUND IV AFFILIATES,
L.P., holding 2.56% of the Common Shares on a Fully Converted Basis

Per:
     -------------------------------------------
      Authorized Signatory

INTERWEST INVESTORS VII, L.P., holding
0.42% of the Common Shares on a Fully
Converted Basis

Per: /s/ ARNOLD ORONSKY
     --------------------------------------
      Authorized Signatory

INTERWEST INVESTORS VIII, L.P., holding
3.77% of the Common Shares on a Fully Converted
Basis

Per: /s/ ARNOLD ORONSKY
     --------------------------------------
      Authorized Signatory

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                                     - 9 -

INTERWEST INVESTORS Q VIII, L.P., holding
0.11% of the Common Shares on a Fully Converted
Basis

Per: /s/ ARNOLD ORONSKY
     --------------------------------------
      Authorized Signatory

INTERWEST PARTNERS VII, L.P., holding
8.69% of the Common Shares on a Fully Converted
Basis

Per: /s/ ARNOLD ORONSKY
     --------------------------------------
      Authorized Signatory

INTERWEST PARTNERS VIII, L.P., holding
0.03% of the Common Shares on a Fully Converted
Basis

Per: /s/ ARNOLD ORONSKY
     --------------------------------------
      Authorized Signatory

SPROUT CAPITAL IX, L.P., holding 21.28% of the Common Shares on a Fully Converted Basis

Per: /s/ RONALD M. HUNT
     --------------------------------------
      Authorized Signatory

SPROUT ENTREPRENEURS FUNDS, L.P.,
holding 0.09% of the Common Shares on a Fully
Converted Basis

Per: /s/ RONALD M. HUNT
     --------------------------------------
      Authorized Signatory

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                                     - 10 -

THE BOARD OF TRUSTEES OF THE LELAND
STANFORD JUNIOR UNIVERSITY, holding
0.05% of the Common Shares on a Fully
Converted Basis

Per:
     -------------------------------------------
      Authorized Signatory

THOMAS WEISEL HEALTHCARE VENTURE
PARTNERS, L.P., holding 4.65% of
the Common Shares on a Fully Converted Basis

Per: /s/ RICHARD C. SPALDING
     --------------------------------------
      Authorized Signatory

/s/ ANDREW FIRLIK
-------------------------------------------
ANDREW FIRLIK, holding 0.11% of the
Common Shares on a Fully Converted Basis

/s/ JAMES NIEDEL
-------------------------------------------
JAMES NIEDEL, holding 0.16% of the Common
Shares on a Fully Converted Basis